the STRENGTH of WORKING TOGETHER SM Investor Presentation December 15-16, 2008 Exhibit 99.1

The Strength of Working Together
SM

Forward-looking Statements and Segment
Operating Earnings
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not historical facts may be “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and
Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Consolidated Operating Earnings:
Consolidated operating earnings, a non-GAAP measurement, represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, gains on asset sales and certain other expenses.
Segment Operating Earnings:
Under Statement of Financial Accounting Standards Number 131,
Disclosures about Segments of an Enterprise and Related
Information,
segment operating earnings is the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, and certain other nonrecurring gains and expenses. On January 1, 2008, the Company’s Strategic Warranty
Services unit was moved from the Legal Settlement Administration segment to the U.S. Property & Casualty segment. Prior period results for both segments have been restated to reflect this transfer. Subsequent to March 31, 2007, the Company changed its method of allocating certain corporate overhead costs to each of its operating segments. Prior period results have been restated
to reflect the current allocation method.
Reimbursements for Out-of-Pocket Expenses:
All amounts included herein for consolidated revenues and consolidated operating margin as well as segment revenues, segment operating expenses and segment operating margin are based on amounts that exclude reimbursements for out-of-pocket expenses.

Crawford®

BROADSPIRE®
a Crawford Company

GCG
The Garden City Group, Inc.

Crawford®

The Strength of Working Together
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Crawford & Company
• World’s largest fully-integrated independent
provider of global claims management solutions.
• Four reporting segments:
– International Operations
• Serves the global insurance industry and multi-national
corporations
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– Broadspire
• Serves large national accounts, carriers and self-
insured entities
– Legal Settlement Administration
• Provides administration for class action settlements,
bankruptcy matters, and product performance.
OUR MARKET- LEADING GLOBAL BUSINESS

The Strength of Working Together
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Class Actions
Administration
& Bankruptcy
Warranty
CAT
Marine & Transport
TPA Workers
Compensation
Medical and Case
Management
(Broadspire)
Property
Casualty
Motor &
Auto
What we do…Our Global Products and Services
The Crawford System of Claims Solutions
Contractor
Connection

5 The Strength of Working Together SM Where We Do It: Locations Across a Global Economy More than 700 locations in 63 countries

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Diversified Business Segments
2008 Revenues before Reimbursements of $786 Million
Nine months ended September 30, 2008
• Property and Casualty
Services
• Global Technical Services
• Global Marine and
Transportation
• Global Markets
42.7%
30.0%
7.3%
International
U.S. Property & Casualty
• Property and Casualty Services
• Catastrophe Management Services
• Auto Appraisal Services
• Centralized Claim Administration
• Strategic Warranty Services
20.0%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation  and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)

the STRENGTH of WORKING TOGETHER SM Financial Review

Revenues ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Crawford®

The Strength of Working Together
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Consolidated Revenue
(Trailing 12 months)
As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 987,046 861,524 789,255 748,046 As of September 30 8% 19% 6%
2nd Quarter 1,009,775 909,458 795,856 762,033 FULL YEAR 19% 6%
3rd Quarter 1,030,917 958,174 808,194 760,882
4th Quarter 975,143 819,522 771,983 NOTES:
Revenues are measured as total revenue before reimbursements for client expenses.
12-Month Moving Total Revenue
Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Revenue
730,000
780,000
830,000
880,000
930,000
980,000
1,030,000
1,080,000
Growth led by:
10.6% CAGR from 2005 to 2008
Strong organic growth internationally
Incremental revenues of $200 million from Broadspire acquisition

Operating Earnings ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Crawford®

The Strength of Working Together
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As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 49,540 29,399 30,221 32,473 As of September 30 91% 20% 27%
2nd Quarter 57,963 32,617 32,233 32,248 FULL YEAR 48% 28%
3rd Quarter 64,616 33,845 35,667 28,132
4th Quarter 37,230 32,195 25,085 NOTES:
Operating earnings is defined as earnings before net corporate interest, income taxes, stock option expense, amortization of customer-related intangible assets, gains on asset sales and certain other expenses
12-Month Moving Operating Earnings
Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Earnings
23,000
28,000
33,000
38,000
43,000
48,000
53,000
58,000
63,000
68,000
Consolidated Operating Earnings
(Trailing 12 months)
Operating earnings improvement generated through:
41.0% CAGR from 2005 to 2008
Leverage of cost base in International Operations and U.S. Property & Casualty
Post acquisition synergies from Broadspire

Expense to Revenues ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Crawford®

The Strength of Working Together
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As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 5.02% 3.42% 3.83% 4.34% As of September 30 2.74% -0.88% 0.72%
2nd Quarter 5.74% 3.59% 4.05% 4.23% FULL YEAR -0.11% 0.68%
3rd Quarter 6.27% 3.53% 4.41% 3.70%
4th Quarter 3.82% 3.93% 3.25% NOTES:
Operating earnings is defined as earnings before net corporate interest, income taxes, stock option expense, amortization of customer-related intangible assets, gains on asset sales and certain other expenses
Revenues are measured as total revenue before reimbursements for client expenses.
12-Month Moving Total Ratio
Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Margin
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
Consolidated Operating Margin
(Trailing 12 Months)
Over 300 basis point improvement from year end 2005

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Year-to-Date September 30, 2008 Financials
Nine Months Ended September 30 2008 2007 % Change
Revenues:
Revenues Before Reimbursements
$785,693
$729,919 8%
Reimbursements 69,578 54,874 27%
Total Revenues 855,271 784,793 9%
Costs and Expenses:
Cost of Services Provided, Before Reimbursements 574,243 547,189 5%
Reimbursements
69,578
54,874 27%
Total Cost of Services 643,821 602,063 7%
Selling, General, and Administrative Expenses
162,128
160,975 1%
Corporate Interest Expense, Net 13,406 13,172 2%
Total Costs and Expenses 819,355 776,210 6%
Gain on Sale of Subrogation Business - 3,980 nm
Gain on Sale of Former Corporate Headquarters - 4,844 nm
Income Before Income Taxes
35,916
17,407 106%
Provision for Income Taxes 11,994 4,595 161%
Net Income $23,922 $12,812 87%
Diluted Earnings per Share - After Gains on Asset Sales $0.47
$0.25
88%
Diluted Earnings per Share - Before Gains on Asset Sales (1) $0.47
$0.14
236%
(1) 2007 Diluted Earnings Per Share Before Gains on Asset Sales defined as:
2007 Diluted Earnings per Share After Gains on Asset Sales ($0.25) less 2007 Diluted Earnings Per Share attributed to gains on asset sales ($0.11).
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS  OF  INCOME
Unaudited
(In Thousands, Except Earnings Per Share and Percentages)

The Strength of Working Together
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September 30, 2008 Balance Sheet
Crawford & Company
Consolidated Balance Sheet Highlights
As of September 30, 2008 and December 31, 2007
In thousands, except percentages
Unaudited
September 30,
December 31,
2008 2007 Change
Cash and cash equivalents $56,819 $50,855 $5,964
Accounts receivable, net 178,429 178,528 (99)
Unbilled revenues 131,752 136,652 (4,900)
Total receivables 310,181 315,180 (4,999)
Deferred revenues, net                    99,567 111,036 (11,469)
Accrued pension liabilities 52,190 76,977 (24,787)
Current portion of long-term debt, capital leases
and short-term borrowings 30,199
31,864 (1,665)
Long-term debt 181,790
183,449 (1,659)
Total debt 211,989 215,313 (3,324)
Total shareholders' equity 281,822 254,215 27,607
Net debt* 155,170
164,458 (9,288)
Total debt / capitalization 43% 46%
*Net debt, a non-GAAP measure, is defined by the Company as total debt ($215,313 at December 31, 2007 and $211,989 at
September 30, 2008) net of cash and cash equivalents ($50,855 at December 31, 2007 and $56,819 at  September 30, 2008).

The Strength of Working Together
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Year-to-Date Free Cash Flow
Crawford & Company
Free Cash Flow
(a non-GAAP measure)
For the year-to-date periods ended September 30, 2008 and 2007
In thousands
Unaudited
     September 30,
     September 30,
              2008              2007 Variance
Net Income $23,922 $12,812 $11,110
   Depreciation and Non-Cash Items 22,737
22,146                    591
   Special Credits -                             (8,824)                    8,824
   Change in Working Capital 1,382
(21,713)                  23,095
   U.S. Pension Contributions (14,916)
(549)                       (14,367)
Cash Flow from Operating Activities 33,125                    3,872                      29,253
   Capital Expenditures for PP&E (12,753)                  (15,614)                  2,861
   Internally Developed Software (9,133)                    (5,452)                    (3,681)
   Mandatory Principal Payments (1,575)
(1,575)                    -
Free Cash Flow (a non-GAAP measure) $9,664
($18,769) $28,433

Operating Cash Flow ($000s)
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

The Strength of Working Together
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Consolidated Operating Cash Flow
(Trailing 12 Months)
As of September 2008
($000s) 2008 Actual 2007 Actual 2006 Actual 2005 Actual
2008/2007 2007/2006 2006/2005
1st Quarter 51,372 11,989 61,066 32,526 As of September 30 105% -58%
2nd Quarter 40,619 27,204 52,017 49,173 FULL YEAR -56% 29%
3rd Quarter 52,537 25,585 60,539 37,936
4th Quarter 23,284 52,717 40,761 NOTES:
Operating cash flow is defined as consolidated cash flows from operations.
12-Month Moving Operating Cash Flow Average Annual Rate of Change - 12 Month Moving Total
12-Month Moving Operating Cash Flow
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
Operating cash flow improved through:
Focus on working capital management
Reduction in Days Sales Outstanding (DSO)

the STRENGTH of WORKING TOGETHER SM Operating Segments

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$200
$220
$240
$260
$280
$300
$320
$340
YTD 2008 YTD 2007
Revenue
$0
$5
$10
$15
$20
$25
$30
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$335.5
$269.3
$28.0
$14.8
An expanding business, the growth engine of Crawford
Revenue up 16.8% on a constant dollar basis YTD
42% of consolidated revenues in 2008 YTD
Increased operating margin and sustained earnings growth YTD
Strength in UK, Canada, and Asia Pacific
Year-to-Date International Operations Results
Summary Results, International Operations
For the quarters ended September 30, 2008 and 2007
in thousands except percentages
Unaudited
2008
2007 % Change
Revenues 115,362 $    96,735 $    19.3%
Total Operating Expenses
106,768
90,455 18.0%
Operating Earnings 8,594 $        6,280 $      36.8%
Operating Margin
7.4%
6.5%

The Strength of Working Together
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International (excluding U.S.) Property & Casualty
Insurance Market Opportunities
Crawford CL GAB Regional/Local Providers
• Only 4.4% of dollars spent by rest of world (ROW)
carriers on claims are outsourced to third party
independent adjusters
• Very few global claims providers
• As ROW insurance carriers look to consolidate claims
services vendors, small firms lose market share
ROW Unallocated Loss Adjusting Expenses
$41.1 Billion
95.6%
$1.9 Billion
4.4%
$1.053 Billion
55.6%
$140 Million
7.3%
ROW Outsourced Loss Adjusting Expenses
$377 Million
19.8%
Source: Crawford & Company
$330 Million
17.3%
Insurance Carrier Internal Claims Dept.
Outsourced

The Strength of Working Together
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Global Three-Tiered International Operations
Significant opportunity for cross leverage & synergies
Tier Area Market Regulatory/Compliance Business Culture
1
2
3
Transition
Transition
U.K.
Canada
Australia
Asia
select Europe
Latin America
Brazil
Scandinavia
Holland
Mature
Sophisticated
Variable
Developing
Robust
Emerging
Emerging
Cohesive
Diverse
Diverse

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$130
$140
$150
$160
$170
YTD 2008 YTD 2007
Revenue
$0
$5
$10
$15
$20
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$148.7
$156.9
$8.1
$17.8
Revenue improvement complemented by strong cost
control with enhanced technology
Improved operating earnings and margin
Catastrophe revenue up $5.1 million  from 2007 to 2008
Growth in a difficult operating environment
YTD U.S. Property & Casualty Results
Summary Results, U.S. Property & Casualty
For the quarters ended September 30, 2008 and 2007
in thousands except percentages
Unaudited
2008 2007 % Change
Revenues 56,227 $      49,983 $    12.5%
Total Operating Expenses 49,446 46,469 6.4%
Operating Earnings 6,781 $        3,514 $      93.0%
Operating Margin 12.1% 7.0%

The Strength of Working Together
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Insurance Carrier Internal Claims Dept.
Outsourced
4,000+ Local & Regional Providers
National Providers
Crawford
U.S. Unallocated Loss Adjusting Expenses
$21.7
Billion
86.1%
$3.5 Billion
13.9%
$3 Billion
86%
$280 Million
8%
U.S. Outsourced Loss Adjusting Expenses
$193 Million
6%
Source: Cochran, Caronia & Co. and Crawford & Company
• Approximately 14% of dollars spent by U.S. carriers on claims services are outsourced to third parties
– High propensity to outsource non-core lines and/or non-core states
• Outsourced claims service provider market is highly fragmented
– Crawford is the market leader with approximately 6%
• As insurance carriers look to consolidate claims services vendors, small firms lose market share
– Most U.S. carriers are dramatically reducing the number of vendors on “approved lists”
U.S. Insurance Market

The Strength of Working Together
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U.S. Property & Casualty
Growth Opportunities
• Strategic Growth
– Target large insurers who are consolidating their vendor lists and ensure Crawford is named an approved vendor
• Quality improvement
• Efforts toward training and product development
– Target markets
• Small and mid-market carriers
• Managing general agents (London Market)
• Non-standard insurers
• Property & casualty programs run by self-insured corporations
• Organic Growth
– Key account plans for top clients
– Account managers for each major client
– Easily accessible database of client instructions

The Strength of Working Together
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$100
$150
$200
$250
YTD 2008 YTD 2007
Revenue
$0
$1
$2
$3
$4
$5
$6
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$236.3 $246.1
$5.4
Improved margin through strong cost management
High client retention
Building sales momentum
$3.5
Year-to-Date Broadspire Results
Summary Results, Broadspire
For the quarters ended September 30, 2008 and 2007
in thousands except percentages
Unaudited
2008 2007 % Change
Revenues
76,911 $
78,434 $    -1.9%
Total Operating Expenses
75,832
77,003 -1.5%
Operating Earnings 1,079 $        1,431 $      -24.6%
Operating Margin
1.4%
1.8%

The Strength of Working Together
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Broadspire
Fourth Largest TPA in Workers’ Compensation/Liability Market
Products and Services:
Workers’ Compensation Claims Services
Auto and General Liability Claims Services
Medical and Disability Management Services
Long-Term Care Services
Risk Management Information Systems (Risk Sciences Group)
Claim Triage Solution (e-Triage)
X Long Term Care
X Claim Triage
X Peer Review
X FCM
X X TCM/UM
X X Med Bill Review
X X X X X RMIS
X X X X X Claim
ESIS SRS Sedgwick Gallagher
Basset
Broadspire
Comparison of Service Providers

The Strength of Working Together
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U.S. TPA Market Opportunities
Self-Insureds, Large Accounts and Captives
outsource most of their claim services
Market stable in terms of claim counts
Outsourced claim services are fragmented but
consolidating
9 Largest Providers
Broadspire
Local and Regional Providers
$0.4 Billion $3.2 Billion
Unallocated Loss Adjusting Expenses
Outsourced Loss Adjusting Expenses
$1.8 Billion
55.9%
$1.1 Billion
34.1%
$321 Million
10.0%
Source: Cochran, Caronia & Co. and Crawford & Company
Internal Outsourced

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$50
$55
$60
$65
$70
YTD 2008 YTD 2007
Revenue
$4
$5
$6
$7
$8
$9
YTD 2008 YTD 2007
Operating Earnings
$ in millions
$ in millions
$57.0
$65.8
$7.8
$8.5
Revenue decline due in part to cyclical nature of
business
Operating earnings increase due to cost control
management
Backlog of $43.5 million
Legal Settlement Administration Results
Summary Results, Legal Settlement Administration
For the quarters ended September 30, 2008 and 2007
in thousands except percentages
Unaudited
2008
2007
% Change
Revenues 18,416 $      20,622 $    -10.7%
Total Operating Expenses
15,563
18,496 -15.9%
Operating Earnings
2,853 $
2,126 $      34.2%
Operating Margin 15.5% 10.3%

The Strength of Working Together
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Products and Services
• The Garden City Group, Inc. (GCG) provides these core services:
– GCG Class Action Services provides technology-intensive
administrative services for plaintiff and defense counsel and corporate defendants to expedite high-volume class action settlements.
• GCG Class Action Services has administered a diverse portfolio of litigation settlements, including:
– sensitive and high-profile consumer, employee-related, human rights, mass tort, antitrust, product and securities cases.
– GCG Bankruptcy Services offers cost-effective, end-to-end solutions for managing the administration of bankruptcy under Chapter 11.
– GCG Communications specializes in legal notice programs for successful case administration. We offer a range of complementary services for developing and implementing effective legal notice programs worldwide.

The Strength of Working Together
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0
5
10
15
20
25
30
35
AB Data,
Ltd.
Berdon
LLP
Complete
Claims
Solutions, LLC
Heffler
Radetich &
Saitra LLP
Gilardi and
Co., LLC
Garden
City Group
Securities Class Action Cases
Source: RiskMetrics Group (SCAS Top 100 since 1995, September 30, 2008)
4
4 4
11
26
33
GCG has handled one third of the top 100 securities class action cases the STRENGTH of WORKING TOGETHER SM Summary

The Strength of Working Together
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Crawford is “Positioned for Growth”
•
Access to growing global markets
• Increasing market share both domestic and internationally
• Crawford expects to benefit from global consolidation of TPA vendors
•
Diverse, high quality customer base
• High customer retention rates
• Emphasis on quality and value provided sustains client confidence
•
Disciplined management
•
Improved  financial performance
• Consolidated revenues, earnings, margins, and cash flows
improved in 2008
•
Investment in enhanced technology in all divisions

The Strength of Working Together
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The Strength of Working Together
“Crawford & Company will be known as a target driven
corporation that meets its promises to clients and
shareholders.”
Jeffrey T. Bowman
President and CEO